J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan U.S. Tech Leaders ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated March 30, 2026

to the current Summary Prospectus and Prospectus, as supplemented

Effective March 31, 2026 (the “Effective Date”), the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Joseph Wilson	2023	Managing Director

In addition, on the Effective Date, the “The Funds’ Management and Administration — The Portfolio Managers — U.S. Tech Leaders ETF” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

U.S. Tech Leaders ETF

Joe Wilson, Managing Director of JPMIM, is the lead portfolio manager on the Fund and is a member of the U.S. Equity Growth portfolio management team. Jason Yum, Executive Director of JPMIM and a CFA charterholder, is a research analyst focused on the technology sector on the U.S. Equity Growth investment team. As part of the team’s investment process Messrs. Wilson and Yum meet to discuss the merits and risks of investment ideas for the Fund. Messrs. Wilson and Yum follow the same investment process, philosophy and research resources, and in Mr. Wilson’s absence, Mr. Yum will be responsible for the day-to-day management of the portfolio. Mr. Wilson has been a portfolio manager in the JPMorgan U.S. Equity Group since 2017 and joined JPMIM in 2014. Mr. Yum has worked as a research analyst for JPMIM since 2021 and has been a technology analyst in the industry since 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-EQETF-326